                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   CECIL BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                      Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

           [CECIL BANCORP, INC. LETTERHEAD]







                    March 20, 1998





Dear Stockholder:

     We invite you to attend the Annual Meeting of stockholders of Cecil Bancorp, Inc. to be held at Swiss Inn, Elkton, Maryland on Wednesday, April 15, 1998 at 9:00 a.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, Cecil Federal Savings Bank. Directors and officers of the Company as well as representatives of Simon, Master & Sidlow, P.A., the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

                              Sincerely,

                              /s/ Bernard L. Siegel

                              Bernard L. Siegel
                              Chairman of the Board

                  CECIL BANCORP, INC.
                   127 NORTH STREET
             ELKTON, MARYLAND  21921-5547
                    (410) 398-1650


       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON APRIL 15, 1998


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Cecil Bancorp, Inc. (the
"Company") will be held at Swiss Inn, Elkton, Maryland on Wednesday, April 15, 1998 at 9:00 a.m.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company; and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 13, 1998 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Thomas L. Foard

                              THOMAS L. FOARD
                              SECRETARY

Elkton, Maryland
March 20, 1998
________________________________________________________________
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE
COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO
INSURE A QUORUM.  THE ACCOMPANYING PROXY CARD IS ACCOMPANIED BY
A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

                    PROXY STATEMENT
                          OF
                  CECIL BANCORP, INC.
                   127 NORTH STREET
             ELKTON, MARYLAND  21921-5547


            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 15, 1998



                        GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cecil Bancorp, Inc. (the "Company"), the holding company of Cecil Federal Savings Bank ("Cecil Federal" or the "Bank") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at Swiss Inn, Elkton, Maryland on Wednesday, April 15, 1998 at 9:00 a.m. This proxy statement and the accompanying notice and proxy card are being first mailed to stockholders on or about March 20, 1998.


          VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Thomas L. Foard, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on March 13, 1998 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 470,182 shares of common stock, par value $.01 per share (the "Common Stock") issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, at the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock and by all directors and executive officers of the Company as a group.

                                          AMOUNT AND      PERCENT OF
                                          NATURE OF       SHARES OF
NAME AND ADDRESS                          BENEFICIAL      COMMON STOCK
OF BENEFICIAL OWNER                       OWNERSHIP(1)    OUTSTANDING
-------------------                       -----------     ------------
Cecil Bancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
127 North Street
Elkton, Maryland  21921-5547               37,688 (2)        8.02%

Anchar, a Maryland General Partnership
Builder's Choice Inc. Profit Sharing
  Retirement Trust ("Trust")
Anthony F. Sposato
Charles Sposato
80 Molitor Road
Elkton, Maryland  21921-37521              46,835 (3)        9.96%

All directors and executive officers
 as a group (10 persons)                   83,154 (4)       17.69%

____________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from March 13, 1998. Except as otherwise noted, the named individuals and each director or officer included in the group exercise sole or shared voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation pursuant to the terms of the Employee Stock Ownership Plan ("ESOP"), among participating employees as the loan used to purchase the shares is repaid. As of the Record Date, 10,730 shares had been allocated to participants, and 26,958 shares were unallocated. The ESOP trustees, currently Directors Burkley, Scibinico and Siegel, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, the Company's Board of Directors shall direct the voting of such stock, or in the absence of such direction from the Company's Board of Directors, the trustees shall direct the voting of such stock in their discretion.
(3) Under Section 13(d)3 of the Securities Exchange Act of 1934, the above listed individuals may be deemed to constitute a "group." Includes 36,835 shares beneficially owned by Charles Sposato; 26,735 shares beneficially owned by Anchar, a Maryland general partnership of which Charles Sposato and Anthony Sposato are each a 50% general partner; 10,000 shares beneficially owned by the Trust, to which Charles Sposato serves as the sole trustee; and 36,735 shares beneficially owned by Anthony F. Sposato, Charles Sposato's brother. Charles Sposato disclaims beneficial ownership of those shares of Common Stock held by the Trust other than for his benefit.
(4) Includes 3,784 shares allocated to executive officers under the ESOP as of the Record Date. For information on the voting of ESOP shares, see "Footnote (2)," above. Also includes 12,170 shares which may be received by certain directors and executive officers upon the exercise of stock options which are exercisable within 60 days of the Record Date.


          PROPOSAL I -- ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors presently consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. The Board of Directors has nominated Michael J. Scibinico and Thomas L. Foard to serve as directors for a three-year period. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth the names of the Board of Directors' nominees for election as directors. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's principal subsidiary, Cecil Federal, the expiration of his or her term as a director, and the number and percentage of shares
of Common Stock beneficially owned.   Each director of the
Company is also a member of the Board of Directors of the Bank.

                                                               SHARES OF
                                   YEAR FIRST                 COMMON STOCK
                       AGE AT      ELECTED AS    CURRENT      BENEFICIALLY
                      DECEMBER     DIRECTOR OF     TERM       OWNED AT THE   PERCENT
NAME                  31, 1997     THE BANK      TO EXPIRE    RECORD DATE(1) OF CLASS
------------------------------------------------------------------------------------

                      BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Michael J. Scibinico  84          1967          1998              9,654       2.05%

Thomas L. Foard       72          1959          1998              4,989       1.06%

                          DIRECTORS CONTINUING IN OFFICE

William F. Burkley   67          1959           1999              5,704       1.21%

Doris P. Scott       72          1977           1999             12,154       2.58%

Howard B. Tome       74          1959           1999              6,154       1.31%

Bernard L. Siegel    77          1959           2000             21,154       4.50%

Howard J. Neff       69          1969           2000              6,154       1.31%

Mary B. Halsey       36          1995           2000             11,152 (2)   2.37%

____________
(1) For the definition of beneficial ownership, see Footnote (1) to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, the named individual exercises sole or shared voting or investment power over the shares listed as beneficially owned by such person. Excludes 26,958 shares held by the ESOP which have not been allocated to participating employees as of March 13, 1998 and over which shares Directors Siegel, Scibinico and Burkley, as members of the ESOP Committee and as ESOP Trustees, exercise shared voting and investment power. Includes 824, 824, 4,813, 824, 824, 0 and 824 shares which may be received upon the exercise of stock options which are exercisable within 60 days of March 13, 1998, for Directors Siegel, Neff, Halsey, Scibinico, Foard, Burkley, Scott and Tome, respectively.
(2) Includes 1,863 shares allocated to Ms. Halsey under the ESOP as to which she has voting power but no investment power.


     The principal occupation of the directors and executive officers of the Company is set forth below. All directors and nominees have held their present positions for at least five years, and reside in Elkton, Maryland, unless otherwise stated.

     MICHAEL J. SCIBINICO is president of Central Printing and
Office Supply, Inc. and has served as Treasurer of Cecil Federal since 1974 and Chairman of the Board from 1969 to 1972. He also is a member of the Elkton Kiwanis Club.

     THOMAS L. FOARD, a founding director of Cecil Federal, is a self-employed farmer and has served as Secretary of Cecil Federal since 1969. He also has served on the board of directors and as Vice President of Bethel Cemetery for the past 20 years. Mr. Foard resides in Chesapeake City, Maryland.

     WILLIAM F. BURKLEY is a founding director of Cecil Federal and has served as Vice President since 1959. He is a self-employed realtor and insurance agent. Mr. Burkley also served on the board of directors of the Union Hospital in Elkton and is a member of the Elkton Kiwanis Club and is a member and past president of the Elkton Chamber of Commerce. He has previously served as the Chairman of the Maryland Department of Transportation and as a member of the Maryland Department of Economic and Employment Commission. Mr. Burkley was a member of the Maryland House of Delegates from 1954 to 1962.

    DORIS P. SCOTT is an attorney in her own private practice. Mrs. Scott also serves on the board of directors of Family Services of Cecil County, Incorporated. Mrs. Scott is Chairman of the Second Circuit Judicial Nominating Commission. In addition, she is a past member of the Board of Governors of the Maryland Bar Association and currently serves on several committees of such Association.

     HOWARD B. TOME, a founding director of Cecil Federal, is a retired real estate broker. He was self-employed from 1950 to 1988. He also served as President of the Maryland Appraisal Institute, Inc. from 1956 to 1988. Mr. Tome is a member of the American Legion, the American Lung Association and the Conowingo Baptist Church. He resides in Rising Sun, Maryland.

     BERNARD L. SIEGEL is a founding director of Cecil Federal and was appointed Chairman of the Board in 1994. He is President of both Colonial Jewelers in Elkton and the Bellos Diamond Center in Harrisburg, PA. He was Chairman of the Building Fund of the original Elkton YMCA, a recipient of the YMCA Award of Service to Youth and serves as a Life Member of its board of directors. Mr. Siegel has served as past President of the Elkton Chamber of Commerce and Treasurer of the Maryland Council of Retail Merchants and has volunteered for the Red Cross and United Way. Mr. Siegel currently serves on the board of the Kutz Home for the Elderly. He resides in Wilmington, Delaware.

     HOWARD J. NEFF has owned and operated Perryville Oil Company, an oil distributor, since 1954. Mr. Neff serves as Chairman of the Board of Trustees of the Perryville United Methodist Church. He resides in Perryville, Maryland.

     MARY B. HALSEY became President and Chief Executive Officer of the Company and Cecil Federal in July 1995. Ms. Halsey joined Cecil Federal in 1980 and has been employed in various capacities since that time, including the positions of Chief Operating Officer and Principal Financial and Accounting Officer, which she held from 1993 until becoming President and Chief Executive Officer in 1995. Ms. Halsey is a director and officer of the Southeastern Conference of Community Bankers, Inc., currently holding the position of President. Ms. Halsey has also been appointed to several committees of the national thrift association, America's Community Bankers. Ms. Halsey is a director of the Maryland Bankers Association. In 1997, Ms. Halsey was appointed to the Maryland Governor's Task Force to study bank charter modernization, a position that she will hold for 2 years. Ms. Halsey currently serves as Chairman of the Union Hospital of Cecil County Health Services, Inc. and has previously served as Vice President and Director of the North East Chamber of Commerce and Director of the YMCA of Cecil County, Maryland. She resides in Rising Sun, Maryland.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

  The following table sets forth information regarding the executive officers of the Company and Cecil Federal who presently do not serve on the Board of Directors.

                          Age at
Name                 December 31, 1997       Title
----                 -----------------       -----

Brian J. Hale               38    Senior Vice President/Chief
                                  Operating Officer
Sandra D. Feltman           48    Vice President/Director of Lending

    BRIAN J. HALE is Senior Vice President/Chief Operating Officer of Cecil Federal. Before joining Cecil Federal, Mr. Hale was employed at County Banking and Trust Company, Elkton, Maryland for 16 years in various capacities, finally as Assistant Vice President in charge of loan operations. Since joining Cecil Federal in 1995, Mr. Hale's responsibilities as Chief Operating Officer include the administration of all lending, savings, and operational activities of Cecil Federal. Mr. Hale is currently a Director of the United Way of Cecil County.

    SANDRA D. FELTMAN is Vice President/Director of Lending of Cecil Federal. Ms. Feltman has previously served in various capacities since joining Cecil Federal in 1972 and has served in her present capacity as Director of Lending since 1982. Her responsibilities include carrying out Cecil Federal's lending policies and acting as the Community Reinvestment Act Officer. Ms. Feltman has previously served as the President and Director of the Greater Elkton Chamber of Commerce as well as a member in the committee to select a new Elkton Police Chief and the Teacher Recruitment/Retention Committee. She also participates in various activities for the Business and Education Partnership Advisory Council. Ms. Feltman is currently the Chairman of the Finance Committee of the Cecil County Board of Realtors. Ms. Feltman is also a director of the Cecil County Home Builders Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company holds regular bi-monthly meetings and special meetings as needed. During the year ended December 31, 1997, the Board of Directors met 25 times. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during fiscal 1997 and the total number of meetings held by all committees on which the director served during such year.

    The Loan Committee meets as loan demand necessitates to conduct business between the Company's regular Board meetings. This committee, which currently includes President Halsey, Chief Operating Officer Hale, Vice President Feltman, two Board Members and the Chairman of the Appraisal Committee, met once during fiscal 1997.

    The Audit Committee, composed of Directors Neff, Siegel, and Scibinico meets with the Company's independent auditors in connection with the Company's annual audit and reviews the Company's accounting and financial reporting policies and practices. The Audit Committee met once during fiscal 1997.

    The Personnel Committee, which also serves as the Incentive Compensation Committee and the ESOP Committee, is composed of Directors, Burkley, Scibinico, and Siegel, reviews personnel and compensation matters. The Personnel Committee met once during fiscal 1997.

    The entire Board of Directors serves as the Nominating
Committee.  This committee met once during fiscal 1997.


SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by Mary B. Halsey, Chief Executive Officer of the Company. No other executive officer received salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1997.

                                                                       Long-Term Compensation
                                                                ------------------------------------
                                                                             Awards        Payouts
                                    Annual Compensation         -----------------------    -------
Name and                     --------------------------------   Restricted   Securities
Principal                                      Other Annual       Stock      Underlying    LTIP        All Other
Position              Year  Salary   Bonus     Compensation      Award(s)     Options      Payouts  Compensation(1)
--------------------------------------------------------------------------------------------------------------------
Mary B. Halsey        1997  $95,000  $19,885 (2)  $   --         $16,371 (3)   $  --       $  --       $15,868
  President, Chief    1996   85,000   17,621          --          14,445          --          --        13,378
  Executive Officer   1995   75,000   10,132          --              --          --          --         8,305

___________
(1) For 1997 -- includes an automobile allowance of $750 and a pension plan contribution of $15,118; for 1996 -- includes an automobile allowance of $750 and a pension plan contribution of $12,626; for 1995 -- includes an automobile allowance of $750 and a pension plan contribution of $7,555.
(2) Represents $19,885 paid pursuant to the Company's Incentive Compensation
    Plan.
(3) Represents 963 shares of restricted stock under the Management Recognition Plan, with a market value of $17.00 per share on the date of vesting.

AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

    No options were exercised during the year ended December 31, 1997 by Mary B. Halsey, Chief Executive Officer of the Company. The following table sets forth information concerning
the value of options held at the end of the fiscal year.   No
options were granted during fiscal 1997, and no SARs have been granted.

                                                       Number of Securities   Value of Unexercised
                                                       Underlying Unexercised In-the-Money Options
                                                       Options at Year-End      at Year-End (1)
                                                       ----------------------  --------------------
                   Shares Acquired       Value            (Exercisable/            (Exercisable/
Name                 on Exercise       Realized           Unexercisable)           Unexercisable)
----               ---------------     --------        ----------------------  -------------------

Mary B. Halsey      --           $  --           4,813 / 0          $43,317 / $0

_____________
(1) Represents market price per share at end of fiscal year 1997 ($20.00 on December 31, 1997) less option exercise price per share ($11.00).

DIRECTOR COMPENSATION

    During the fiscal year ended December 31, 1997, each non-employee member of the Company's Board of Directors was paid an annual retainer of $7,000 plus a fee of $100 per board meeting attended. Directors who are full-time employees do not receive additional fees for serving as directors. Non-employee directors also receive a fee of $50 per committee meeting attended. Each non-employee member of the Board of Directors received a $1,946 bonus during fiscal 1997 pursuant to the Company's Incentive Compensation Plan. See "Incentive Compensation Plan."

INCENTIVE COMPENSATION PLAN

    Effective January 1, 1994, the Company's Board of
Directors adopted the Cecil Bancorp, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan"). The Incentive Compensation Plan is administered by a committee (the "Incentive Compensation Committee") consisting of Directors Burkley, Scibinico, and Siegel. The Incentive Compensation Plan authorizes the Incentive Compensation Committee to select key employees who will be eligible to receive annual cash bonuses ("Bonuses"). Directors of the Company who are not employees automatically participate in the Incentive Compensation Plan.

    The mathematical formula set forth in the Incentive Compensation Plan and summarized below determines the amount of incentive compensation that participants may receive in bonuses. Nevertheless, the Incentive Compensation Committee may in its discretion determine, by resolution adopted before the first day of any calendar year, to reduce the amounts payable to employees in the form of Bonuses. Absent such action with respect to employees, for each calendar year in which the Incentive Compensation Plan is in effect, each non-employee director and each key employee selected for participation will receive a Bonus in an amount equal to 7% of the participant's base annual compensation, times a "Multiplier" calculated as the sum of: (i) the percentage by which the Company's and the Bank's return-on-assets ("ROA") exceeds .50, and (ii) one half of the percentage by which 1.1% exceeds the Company's and the Bank's nonperforming loans (loans over 90 days delinquent and real estate owned) as a percentage of total assets ("NPA"). In no event will the Multiplier be less than zero. The Multiplier will be increased by .4 for any year in which the Bank receives an OTS Safety and Soundness CAMEL Rating of 1 or 2, and will be increased by an additional .4 for any year in which the Company's and the Bank receives an OTS Safety and Soundness CAMEL Rating of 1. The Incentive Compensation Committee may adjust the Company's ROA or NPA to take into account extraordinary financial events. The aggregate amount of Bonuses payable for any calendar year will be proportionately reduced (to zero, if necessary) to the extent that the payment would cause the Company's and the Bank to cease to be a "well-capitalized" institution for the year. Bonuses are payable from the Company's general assets.

    For the fiscal year ended December 31, 1997, Ms. Halsey received a bonus of $19,885, and each non-employee director received a bonus of $1,946 pursuant to the Incentive
Compensation Plan.

    The Incentive Compensation Plan has an indefinite term.
The Company has the right at any time to terminate or amend the Incentive Compensation Plan in any manner and for any reason; provided, that no amendment or termination shall, without the consent of the participant or, if applicable, the participant's beneficiary, adversely affect such participant's or beneficiary's rights with respect to benefits accrued as of the date of such amendment or termination.

EMPLOYMENT AGREEMENTS

    The Company and Cecil Federal, together, have entered into separate employment agreements (the "Employment Agreements") with Ms. Mary B. Halsey (the "Employee"), who is President and Chief Executive Officer of the Company and Cecil Federal. In her capacity as President and Chief Executive Officer, the Employee is responsible for overseeing all operations of Cecil Federal and the Company, and for implementing the policies adopted by Cecil Federal and the Company's Boards of Directors.

    The Employment Agreements became effective on the date of completion of the conversion of Cecil Federal from mutual to stock form and provide for a term of three years, with an annual base salary being payable to the Employee by Cecil Federal,
which is currently in the amount of $95,000.   In lieu of paying
the Employee additional salary, the Company is agreeing to be jointly and severally liable for Cecil Federal's obligations under its Employment Agreement. On each anniversary date from the date of commencement of the Employment Agreement, the term of the agreement may be extended for an additional one-year period beyond the then effective expiration date, upon a

determination by Cecil Federal's Board of Directors that the performance of the Employee has met the required performance standards and that the Employment Agreement may be extended.
The Employment Agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement, and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon the Employee's death or disability, and is terminable by Cecil Federal or the Company for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If Cecil Federal or the Company terminates an Employee without just cause, the Employee will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreement. If an Employment Agreement is terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will not be entitled to a continuation of her salary and benefits following such termination. In the event of the Employee's death during the term of an Employment Agreement, her estate will be entitled to receive her salary through the last day of the month in which death occurs. The Employees is able to voluntarily terminate their Employment Agreements by providing 60 days written notice to the Boards of Directors of Cecil Federal and the Company, in which case an Employee is entitled to receive only her compensation, vested rights, and benefits up to the date of termination.

    The Employment Agreements contain provisions stating that in the event of the Employee's involuntary termination of employment in connection with, or within one year after, any change in control (as defined in Cecil Federal's Retirement Plan for Non-Employee Directors), other than for "just cause," the Employee will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. The Employment Agreements provide for a lump sum payment to be made in the event of the Employee's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Employee, including
(i) the requirement that the Employee perform her principal executive functions more than 35 miles from Cecil Federal's current primary office, (ii) a reduction in the Employee's base compensation as then in effect, (iii) the failure of Cecil Federal to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option, and retirement plans, (iv) the assignment to the Employee of duties and responsibilities which are other than those normally associated with her position with Cecil Federal,
(v) a material reduction in the Employee's authority and responsibility, and (vi) the failure to re-elect the Employee to Cecil Federal's Board of Directors, provided that the Employee is serving on such Board on the date of the change in control. The aggregate payments that would be made to Ms. Halsey assuming her termination of employment under the foregoing circumstances at December 31, 1997 would have been approximately $284,050. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of Cecil Federal. In the event that the Employee prevails over Cecil Federal or the Company in a legal dispute as to an Employment Agreement, she will be reimbursed for legal and other expenses.

    The Employment Agreements include the following definitions: (i) "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform her duties under the Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Company's long-term disability plan (or, if Cecil Federal has no such plan in effect, which impairs the Employee's ability to substantially perform her duties under the Agreement for a period of one hundred eighty (180) consecutive days); (ii) termination for "Just Cause" means termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Agreement; and (iii) "change in control" has the same meaning as in effect under Cecil Federal's Retirement Plan for Non-Employee Directors.

TRANSACTIONS WITH MANAGEMENT

    Prior to the enactment of FIRREA in August 1989, Cecil Federal had a policy of offering real estate loans to directors, officers and employees on a "cost-of-funds" basis and loans which had a loan-to-value ratio of greater than 80% were made without the requirement for private mortgage insurance. Under FIRREA, loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of Cecil Federal's capital and surplus (up to $3,183,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. As a result of FIRREA, Cecil Federal makes real estate loans to directors, officers and employees on substantially the same terms and rates as those which are available to the general public. Further, private mortgage insurance is required for all loans when the loan-to-value ratio is over 80%. During fiscal 1997, no executive officer, director or associate of such person had a loan outstanding with a balance in excess of $60,000, which loan had preferential terms.

   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Simon, Master & Sidlow, P.A., which was the Company's independent auditing firm for the 1997 fiscal year, has been retained by the Board of Directors to be the Corporation's independent auditors for the 1998 fiscal year. A representative of Simon, Master & Sidlow, P.A. is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers and directors and all persons who own more than 10% of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Persons that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1997 all Reporting Persons have complied with these reporting requirements.

                     OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

                     MISCELLANEOUS

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

    The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                 STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 127 North Street, Elkton, Maryland 21922-5547, no later than November 23, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Thomas L. Foard

                              THOMAS L. FOARD
                              SECRETARY

Elkton, Maryland
March 20, 1998


                      FORM 10-KSB

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CECIL BANCORP, INC., P.O. BOX 568, 127 NORTH STREET, ELKTON, MARYLAND 21922-5547.

                    REVOCABLE PROXY
                  CECIL BANCORP, INC.
                   Elkton, Maryland


            ANNUAL MEETING OF STOCKHOLDERS
                    April 15, 1998


       The undersigned hereby appoints Mary B. Halsey, Bernard L.Siegel and Howard J. Neff with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Cecil Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at Swiss Inn, Elkton, Maryland on Wednesday, April 15, 1998 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
1     The election as directors of all
      nominees listed below (except as
      marked to the contrary below).       [   ]       [   ]

      For three year terms:

      Michael J. Scibinico
      Thomas L. Foard

     INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

     ________________________________


     The Board of Directors recommends a vote "FOR" the listed proposition.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 20, 1998 and an annual report to stockholders.

Dated:  ______________, 1998

__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

     Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.